UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2012

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of security holders during the Waters Corporation (the “Company”) annual meeting of shareholders on May 9, 2012 are as follows.

PROPOSAL 1. ELECTION OF DIRECTORS

	For	Against	Abstentions	Broker Non-Votes
Election of Directors:
Douglas A. Berthiaume	71,579,862	3,205,177	—	3,846,197
Joshua Bekenstein	71,218,143	3,566,896	—	3,846,197
Michael J. Berendt, Ph.D.	71,638,332	3,146,707	—	3,846,197
Edward Conard	71,304,083	3,480,956	—	3,846,197
Laurie H. Glimcher, M.D.	72,085,643	2,699,396	—	3,846,197
Christopher A. Kuebler	72,595,032	2,190,007	—	3,846,197
William J. Miller	70,688,676	4,096,363	—	3,846,197
JoAnn A. Reed	72,763,764	2,021,275	—	3,846,197
Thomas P. Salice	70,830,381	3,954,658	—	3,846,197

Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	For	Against	Abstentions

Our shareholders approved the ratification of the selection of PricewaterhouseCoopers LLP.	77,195,569	1,403,934	31,733

PROPOSAL 3. NON-BINDING VOTE ON EXECUTIVE COMPENSATION

	For	Against	Abstentions	Broker Non-Votes

Our shareholders approved the non-binding vote on executive compensation.	70,463,240	2,504,398	1,817,401	3,846,197

PROPOSAL 4. APPROVAL OF 2012 EQUITY PLAN

	For	Against	Abstentions	Broker Non-Votes

Our shareholders approved the 2012 Equity Plan.	69,805,948	4,914,762	63,978	3,846,548

Item 8.01 Other Events

On May 9, 2012, the Board of Directors of the Company authorized the Company to repurchase up to $750,000,000 of its outstanding common stock over a 2 year period (the “May 2012 program”). In February 2011, the Company’s Board of Directors authorized the repurchase of $500,000,000 of its outstanding common stock (the “February 2011 program”). As of May 9, 2012, $80,862,000 remains authorized for future repurchases under the February 2011 program. The Company intends to complete the February 2011 program before repurchasing additional common stock under the May 2012 program.

This report contains forward-looking statements regarding potential share repurchases. These statements are subject to risks and uncertainties that could cause events to be materially different from the Company’s expectations These risks and uncertainties include, without limitation: fluctuations in the market price of the Company’s common stock; regulatory, legal and contractual considerations and requirements; other market factors, including the state of the global economy; changes in anticipated cash needs and availability of cash; and other risks and uncertainties as set forth in the Company’s filings with the SEC, including without limitation the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: May 11, 2012	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Vice President, Finance and Administration and Chief Financial Officer